UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 12, 2004
                                                       (January 12, 2004)


                             ---------------------

                                THE STANLEY WORKS

             (Exact name of registrant as specified in its charter)

            Connecticut                 1-5244                  06-0548860
 (State or other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                 Identification Number)

      1000 Stanley Drive                                          06053
   New Britain, Connecticut                                     (Zip Code)
(Address of principal executive
           offices)


       Registrant's telephone number, including area code: (860) 225-5111

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

         The Stanley Works today announced that holders of more than 81% of the outstanding shares of Blick plc have accepted its offer of (pound)3.00 (U.S.$5.54) per Blick share, either in cash or by electing to receive their consideration in the form of loans. In addition, Stanley announced that the offer is being extended for 7 days and will remain open for acceptance until the next closing date, which will be 3:00 p.m. London Time (10:00 a.m. EST) on January 16, 2004.

         A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

Exhibit No.     Description
----------      -----------

99.1 Press release, dated January 12, 2004, issued by The Stanley Works, announcing that holders of more than 81% of the outstanding shares of Blick plc have accepted its offer and that the offer is being extended 7 days until January 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE STANLEY WORKS


                                              /s/ Bruce H. Beatt
                                              ----------------------------------
Date: January 12, 2004                        Name:     Bruce H. Beatt
                                              Title:    Vice President, General
                                                        Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

99.1 Press release, dated January 12, 2004, issued by The Stanley Works, announcing that holders of more than 81% of the outstanding shares of Blick plc have accepted its offer and that the offer is being extended 7 days until January 16, 2004.